UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): January 26, 2021

VERITEX HOLDINGS, INC.
(Exact name of Registrant as specified in its charter)

Texas	001-36682	27-0973566
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

8214 Westchester Drive, Suite 800
Dallas, Texas 75225
(Address of principal executive offices)

(972) 349-6200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	VBTX	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 26, 2021, the board of directors (the “Board”) of Veritex Holdings, Inc. (the “Company”) approved, in accordance with the Third Amended and Restated Bylaws of the Company and applicable state and federal law, to increase the number of directors on the Board from thirteen to fourteen. Contemporaneously, the Board appointed Arcilia Acosta to serve as a director of the Company, effective immediately, until her successor shall have been elected and qualified or until her earlier death, resignation or removal.

Ms. Acosta is the President and Chief Executive Officer of CARCON Industries and Construction, a full-services construction firm, and she is also the Founder and Chief Executive Officer of Southwestern Testing Laboratories, a geotechnical engineering and construction materials testing firm. Mrs. Acosta currently serves on the board of Vistra Corporation (NYSE: VST) and Magnolia Oil & Gas Corporation (NYSE: MGY).

The Board did not appoint Ms. Acosta pursuant to any arrangements or understandings between Ms. Acosta and the Company, Veritex Community Bank and any other person. Ms. Acosta is expected to be appointed to certain committees of the Company which are undetermined at this time.

As a director of the Company, Ms. Acosta will be compensated in accordance with the Company’s director compensation policy described in the Company’s 2020 Proxy Statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on April 20, 2020.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits.

Exhibit Number	Description
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Veritex Holdings, Inc.

By:	/s/ C. Malcolm Holland, III
C. Malcolm Holland, III
Chairman and Chief Executive Officer
Date:	February 5, 2021